Fidelity National Information Services, Inc.
Supplemental Financial Information
April 9, 2015

Recast Segments - Unaudited for 2014, 2013 and 2012	1

Supplemental Non-GAAP Financial Information On Recast Segments - Unaudited for 2014 and 2013	2

Notes To Supplemental Non-GAAP Financial Information On Recast Segments - Unaudited for 2014 and 2013	7

Reconciliation Of Segment Financial Information - Unaudited For Years Ended December 31, 2014 and 2013	8

Notes To Reconciliation Of Segment Financial Information - Unaudited for 2014 and 2013	10

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECAST SEGMENTS — UNAUDITED
(In millions)

Exhibit 99.2

The following tables recast previously reported segment financial information under the new reporting structure:

	Year ended December 31, 2014
	IFS	GFS	Corporate	Consolidated
Processing and services revenues	$3,858.8	$2,557.3	$(2.3)	$6,413.8
Operating expenses	2,544.0	2,170.4	428.8	5,143.2
Operating income	$1,314.8	$386.9	$(431.1)	1,270.6
Other income (expense) unallocated				(217.2)
Income from continuing operations				$1,053.4
Depreciation and amortization	$216.3	$158.8	$251.2	$626.3
Capital expenditures	$198.7	$189.7	$8.9	$397.3
Total assets	$9,049.2	$4,135.8	$1,327.5	$14,512.5
Goodwill	$6,785.8	$2,091.8	$—	$8,877.6

	Year ended December 31, 2013
	IFS	GFS	Corporate	Consolidated
Processing and services revenues	$3,712.0	$2,353.9	$(2.5)	$6,063.4
Operating expenses	2,424.4	2,003.9	572.2	5,000.5
Operating income	$1,287.6	$350.0	$(574.7)	1,062.9
Other income (expense) unallocated				(239.4)
Income from continuing operations				$823.5
Depreciation and amortization	$199.9	$151.0	$263.7	$614.6
Capital expenditures	$198.0	$144.6	$10.5	$353.1
Total assets	$8,776.1	$3,783.2	$1,399.2	$13,958.5
Goodwill	$6,711.6	$1,788.4	$—	$8,500.0

	Year ended December 31, 2012
	IFS	GFS	Corporate	Consolidated
Processing and services revenues	$3,554.0	$2,241.6	$0.2	$5,795.8
Operating expenses	2,342.0	1,924.4	453.1	4,719.5
Operating income	$1,212.0	$317.2	$(452.9)	1,076.3
Other income (expense) unallocated				(248.0)
Income from continuing operations				$828.3
Depreciation and amortization	$202.6	$157.5	$262.7	$622.8
Capital expenditures	$170.5	$116.8	$10.1	$297.4
Total assets	$8,411.2	$3,579.4	$1,550.2	$13,540.8
Goodwill	$6,596.0	$1,785.5	$—	$8,381.5

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION ON RECAST SEGMENTS — UNAUDITED
(In millions)

The following tables recast certain supplemental non-GAAP financial information under the new segment reporting structure:

	Three months ended March 31, 2014
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$937.2	$583.5	$(0.4)	$1,520.3
Non-GAAP adjustments:
Contract settlement (2)	$9.0	$—	$—	$9.0
Adjusted processing and services revenue	$946.2	$583.5	$(0.4)	$1,529.3
Operating income (loss)	$320.0	$67.0	$(100.9)	$286.1
Non-GAAP adjustments:
Contract settlement (2)	9.0	—	—	9.0
Purchase price amortization (5)	—	0.1	54.8	54.9
Non-GAAP operating income (loss)	329.0	67.1	(46.1)	350.0

Depreciation and amortization from continuing operations	51.6	38.1	8.0	97.7
Adjusted EBITDA	$380.6	$105.2	$(38.1)	$447.7

Non-GAAP operating margin	34.8%	11.5%	N/M	22.9%

Adjusted EBITDA margin	40.2%	18.0%	N/M	29.3%

	Three months ended March 31, 2013
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$921.4	$556.6	$(0.7)	$1,477.3
Operating income (loss)	$321.6	$70.3	$(116.1)	$275.8
Non-GAAP adjustments:
Purchase price amortization (5)	—	0.1	60.2	60.3
Non-GAAP operating income (loss)	321.6	70.4	(55.9)	336.1

Depreciation and amortization from continuing operations	49.0	37.5	6.4	92.9
Adjusted EBITDA	$370.6	$107.9	$(49.5)	$429.0

Non-GAAP operating margin	34.9%	12.6%	N/M	22.8%

Adjusted EBITDA margin	40.2%	19.4%	N/M	29.0%

Total revenue growth from prior year period
Three months ended March 31, 2014	2.7%	4.8%	N/M	3.5%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION ON RECAST SEGMENTS — UNAUDITED
(In millions)

	Three months ended June 30, 2014
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$968.7	$630.6	$(0.2)	$1,599.1
Operating income (loss)	$325.9	$86.0	$(102.2)	$309.7
Non-GAAP adjustments:
Purchase price amortization (5)	—	—	54.0	54.0
Non-GAAP operating income (loss)	325.9	86.0	(48.2)	363.7
Depreciation and amortization from continuing operations	53.6	40.1	8.8	102.5
Adjusted EBITDA	$379.5	$126.1	$(39.4)	$466.2

Non-GAAP operating margin	33.6%	13.6%	N/M	22.7%

Adjusted EBITDA margin	39.2%	20.0%	N/M	29.2%

	Three months ended June 30, 2013
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$938.4	$575.5	$(1.1)	$1,512.8
Operating income (loss)	$325.4	$82.1	$(158.8)	$248.7
Non-GAAP adjustments:
Capco acquisition adjustments (3)	—	—	50.2	50.2
Purchase price amortization (5)	—	—	57.3	57.3
Non-GAAP operating income (loss)	325.4	82.1	(51.3)	356.2

Depreciation and amortization from continuing operations	50.3	37.8	6.9	95.0
Adjusted EBITDA	$375.7	$119.9	$(44.4)	$451.2

Non-GAAP operating margin	34.7%	14.3%	N/M	23.5%

Adjusted EBITDA margin	40.0%	20.8%	N/M	29.8%

Total revenue growth from prior year period
Three months ended June 30, 2014	3.2%	9.6%	N/M	5.7%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION ON RECAST SEGMENTS — UNAUDITED
(In millions)

	Three months ended September 30, 2014
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$963.6	$642.2	$(0.5)	$1,605.3
Operating income (loss)	$331.5	$101.8	$(109.6)	$323.7
Non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	7.2	7.2
Purchase price amortization (5)	—	—	54.0	54.0
Non-GAAP operating income (loss)	331.5	101.8	(48.4)	384.9

Depreciation and amortization from continuing operations	54.3	39.5	9.2	103.0
Adjusted EBITDA	$385.8	$141.3	$(39.2)	$487.9

Non-GAAP operating margin	34.4%	15.9%	N/M	24.0%

Adjusted EBITDA margin	40.0%	22.0%	N/M	30.4%

	Three months ended September 30, 2013
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$915.4	$584.9	$(0.3)	$1,500.0
Operating income (loss)	$320.4	$104.0	$(106.7)	$317.7
Non-GAAP adjustments:
Purchase price amortization (5)	—	0.1	57.3	57.4
Non-GAAP operating income (loss)	320.4	104.1	(49.4)	375.1

Depreciation and amortization from continuing operations	49.6	36.9	8.0	94.5
Adjusted EBITDA	$370.0	$141.0	$(41.4)	$469.6

Non-GAAP operating margin	35.0%	17.8%	N/M	25.0%

Adjusted EBITDA margin	40.4%	24.1%	N/M	31.3%

Total revenue growth from prior year period
Three months ended September 30, 2014	5.3%	9.8%	N/M	7.0%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION ON RECAST SEGMENTS — UNAUDITED
(In millions)

	Three months ended December 31, 2014
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$989.3	$701.0	$(1.2)	$1,689.1
Operating income (loss)	$337.4	$132.1	$(118.4)	$351.1
Non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	14.3	14.3
Purchase price amortization (5)	—	—	52.0	52.0
Non-GAAP operating income (loss)	337.4	132.1	(52.1)	417.4
Depreciation and amortization from continuing operations	56.8	41.0	10.4	108.2
Adjusted EBITDA	$394.2	$173.1	$(41.7)	$525.6

Non-GAAP operating margin	34.1%	18.8%	N/M	24.7%

Adjusted EBITDA margin	39.8%	24.7%	N/M	31.1%

	Three months ended December 31, 2013
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$936.8	$636.9	$(0.4)	$1,573.3
Operating income (loss)	$320.2	$93.6	$(193.1)	$220.7
Non-GAAP adjustments:
Capco acquisition adjustments (3)	—	11.7	85.3	97.0
International restructuring charges (4)	—	9.1	—	9.1
Purchase price amortization (5)	—	—	58.1	58.1
Non-GAAP operating income (loss)	320.2	114.4	(49.7)	384.9

Depreciation and amortization from continuing operations	51.0	38.6	9.5	99.1
Adjusted EBITDA	$371.2	$153.0	$(40.2)	$484.0

Non-GAAP operating margin	34.2%	18.0%	N/M	24.5%

Adjusted EBITDA margin	39.6%	24.0%	N/M	30.8%

Total revenue growth from prior year period
Three months ended December 31, 2014	5.6%	10.1%	N/M	7.4%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION ON RECAST SEGMENTS — UNAUDITED
(In millions)

	Year ended December 31, 2014
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$3,858.8	$2,557.3	$(2.3)	$6,413.8
Non-GAAP adjustments:
Contract settlement (2)	9.0	—	—	9.0
Adjusted processing and services revenue	$3,867.8	$2,557.3	$(2.3)	$6,422.8
Operating income (loss)	$1,314.8	$386.9	$(431.1)	$1,270.6
Non-GAAP adjustments:
Acquisition, integration and severance costs (1)	—	—	21.5	21.5
Contract settlement (2)	9.0	—	—	9.0
Purchase price amortization (5)	—	0.1	214.8	214.9
Non-GAAP operating income (loss)	1,323.8	387.0	(194.8)	1,516.0

Depreciation and amortization from continuing operations	216.3	158.7	36.4	411.4
Adjusted EBITDA	$1,540.1	$545.7	$(158.4)	$1,927.4

Non-GAAP operating margin	34.2%	15.1%	N/M	23.6%

Adjusted EBITDA margin	39.8%	21.3%	N/M	30.0%

	Year ended December 31, 2013
	IFS	GFS	Corporate	Consolidated
Processing and services revenue	$3,712.0	$2,353.9	$(2.5)	$6,063.4
Operating income (loss)	$1,287.6	$350.0	$(574.7)	$1,062.9
Non-GAAP adjustments:
Capco acquisition adjustments (3)	—	11.7	135.5	147.2
International restructuring charges (4)	—	9.1	—	9.1
Purchase price amortization (5)	—	0.2	232.9	233.1
Non-GAAP operating income (loss)	1,287.6	371.0	(206.3)	1,452.3
Depreciation and amortization from continuing operations	199.9	150.8	30.8	381.5
Adjusted EBITDA	$1,487.5	$521.8	$(175.5)	$1,833.8

Non-GAAP operating margin	34.7%	15.8%	N/M	24.0%

Adjusted EBITDA margin	40.1%	22.2%	N/M	30.2%

Total revenue growth from prior year period
Year ended December 31, 2014	4.2%	8.6%	N/M	5.9%

FIDELITY NATIONAL INFORMATION SERVICES, INC.
NOTES TO SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION ON RECAST SEGMENTS — UNAUDITED

Notes to Unaudited - Supplemental Non-GAAP financial information on recast segments for 2014 and 2013.

The adjustments are as follows:

(1)	This row represents non-recurring transaction and other costs, including integration activities, related to recent acquisitions and other severance costs.

(2)
The revenue adjustment in this row represents a cash settlement for the extinguishment of certain contractual minimums with a reseller. Although the 2014 cash settlement has no contract performance obligation, revenue is amortized in this circumstance over the remaining relationship with the reseller.

(3)	The adjustment in this row represents an increase in the liability established at the acquisition of Capco for contingent payments based on expected operating performance in 2013 through 2015.

(4)	Severance and other charges related to cost management initiatives undertaken in certain international markets.

(5)	This row represents purchase price amortization expense on intangible assets acquired through various Company acquisitions.

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECONCILIATION OF SEGMENT FINANCIAL INFORMATION — UNAUDITED
(In millions)

The following tables reconcile the redistribution of revenues and earnings from the former reporting segments, as listed in the far left column, to the new reporting segments in the columns to the right:

	Year ended December 31, 2014
Processing and Services Revenue	IFS	GFS	Corporate	Total

FSG (1)	$1,343.5	$1,150.5	$—	$2,494.0
PSG (2)	2,498.0	6.8	—	2,504.8
ISG (3)	17.3	1,400.0	—	1,417.3
Corporate	—	—	(2.3)	(2.3)
Total	$3,858.8	$2,557.3	$(2.3)	$6,413.8

	Year ended December 31, 2014
Adjusted Processing and Services Revenue	IFS	GFS	Corporate	Total

FSG (1)	$1,343.5	$1,150.5	$—	$2,494.0
PSG (2)	2,507.0	6.8	—	2,513.8
ISG (3)	17.3	1,400.0	—	1,417.3
Corporate	—	—	(2.3)	(2.3)
Total	$3,867.8	$2,557.3	$(2.3)	$6,422.8

	Year ended December 31, 2014
Adjusted EBITDA	IFS	GFS	Corporate	Total

FSG (1)	$644.6	$336.1	$(0.7)	$980.0
PSG (2)	1,053.4	1.7	—	1,055.1
ISG (3)	3.1	316.5	—	319.6
Corporate (4)	(161.0)	(108.6)	(157.7)	(427.3)
Total	$1,540.1	$545.7	$(158.4)	$1,927.4

	Year ended December 31, 2014
Operating Income (Loss)	IFS	GFS	Corporate	Total

FSG (1)	$553.7	$263.0	$(0.9)	$815.8
PSG (2)	962.2	1.6	—	963.8
ISG (3)	3.0	233.0	—	236.0
Corporate (4)	(204.1)	(110.7)	(430.2)	(745.0)
Total	$1,314.8	$386.9	$(431.1)	$1,270.6

	Year ended December 31, 2014
Non-GAAP Operating Income (Loss)	IFS	GFS	Corporate	Total

FSG (1)	$553.7	$263.0	$(0.9)	$815.8
PSG (2)	971.2	1.6	—	972.8
ISG (3)	3.0	233.1	—	236.1
Corporate (4)	(204.1)	(110.7)	(193.9)	(508.7)
Total	$1,323.8	$387.0	$(194.8)	$1,516.0

FIDELITY NATIONAL INFORMATION SERVICES, INC.
RECONCILIATION OF SEGMENT FINANCIAL INFORMATION — UNAUDITED
(In millions)

	Year ended December 31, 2013
Processing and Services Revenue	IFS	GFS	Corporate	Total

FSG (1)	$1,245.7	$1,098.7	$—	$2,344.4
PSG (2)	2,454.9	—	—	2,454.9
ISG (3)	11.4	1,255.2	—	1,266.6
Corporate	—	—	(2.5)	(2.5)
Total	$3,712.0	$2,353.9	$(2.5)	$6,063.4

	Year ended December 31, 2013
Adjusted Processing and Services Revenue	IFS	GFS	Corporate	Total

FSG (1)	$1,245.7	$1,098.7	$—	$2,344.4
PSG (2)	2,454.9	—	—	2,454.9
ISG (3)	11.4	1,255.2	—	1,266.6
Corporate	—	—	(2.5)	(2.5)
Total	$3,712.0	$2,353.9	$(2.5)	$6,063.4

	Year ended December 31, 2013
Adjusted EBITDA	IFS	GFS	Corporate	Total

FSG (1)	$618.4	$320.4	$(0.9)	$937.9
PSG (2)	1,038.3	(0.2)	—	1,038.1
ISG (3)	3.2	299.6	—	302.8
Corporate (4)	(172.4)	(98.0)	(174.6)	(445.0)
Total	$1,487.5	$521.8	$(175.5)	$1,833.8

	Year ended December 31, 2013
Operating Income (Loss)	IFS	GFS	Corporate	Total

FSG (1)	$533.2	$249.5	$(0.9)	$781.8
PSG (2)	958.6	(0.2)	—	958.4
ISG (3)	3.2	193.1	—	196.3
Corporate (4)	(207.4)	(92.4)	(573.8)	(873.6)
Total	$1,287.6	$350.0	$(574.7)	$1,062.9

	Year ended December 31, 2013
Non-GAAP Operating Income (Loss)	IFS	GFS	Corporate	Total

FSG (1)	$533.2	$246.3	$(0.9)	$778.6
PSG (2)	958.6	(0.2)	—	958.4
ISG (3)	3.2	224.4	—	227.6
Corporate (4)	(207.4)	(99.5)	(205.4)	(512.3)
Total	$1,287.6	$371.0	$(206.3)	$1,452.3

FIDELITY NATIONAL INFORMATION SERVICES, INC.
NOTES TO RECONCILIATION OF SEGMENT FINANCIAL INFORMATION — UNAUDITED

Notes to Unaudited Reconciliation of Segment Financial Information for the years ended December 31, 2014 and 2013.

The solutions and services assigned to each of the new reporting segments are as follows (see our 2014 Form 10-K Annual Report for more in depth description of the solutions referenced below):

(1)
The solutions and services previously part of the FSG segment that have been assigned to the IFS segment include (a) certain core processing and ancillary applications, (b) internet, mobile, and eBanking channel solutions, and (c) fraud, risk management, and compliance solutions, all of which are designed to serve the North American regional and community bank market. The remaining solutions and services from FSG, including (a) syndicated lending applications, (b) global commercial services, (c) strategic consulting services, and (d) certain core processing and channel solutions, all of which are designed to serve the largest, global financial institutions and their customers, were assigned to the GFS segment.

(2)
The solutions and services previously part of the PSG segment have, with one exception, all been assigned to the IFS segment. Certain payment solutions that were part of our 2014 acquisition of Clear2Pay that were included in PSG have been assigned to the GFS segment, as those solutions primarily serve the needs of large, global financial institutions.

(3)
The solutions and services previously part of the ISG segment have all been assigned to the GFS segment. A limited amount of revenue and income attributable to a single customer contract was assigned from the former ISG segment to the IFS segment.

(4)
Certain corporate costs that were previously not directly assigned to the operating segments have now been incorporated into those segment results. The costs that have been reassigned include sales, risk management, information security, and certain finance and human resources costs. Intangible asset amortization resulting from mergers and acquisitions remains part of the corporate segment.